UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2025

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway, Livonia, Michigan	48152
(Address of Principal Executive Offices)	(Zip Code)

(313) 274-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, the Board of Directors of Masco Corporation (the “Company”) elected Heath M. Eisman, 50, as the Company’s Vice President, Controller and Chief Accounting Officer, effective February 27, 2025. Mr. Eisman previously served as the Company’s Director, Financial Reporting since 2014. Prior to joining the Company, Mr. Eisman was SEC Reporting and Technical Accounting Manager at Caterpillar Inc. and held various roles of increasing responsibility at PricewaterhouseCoopers over a 16-year period.

Mr. Eisman will receive an annual base salary of $310,000. He will be eligible to participate in the Company's discretionary annual performance program, under which he is eligible to earn a cash bonus. He will also be eligible to participate in the Company's Long Term Incentive Program, pursuant to which he is eligible to earn an equity award based on the Company's attainment of specified goals over three-year performance periods. His target opportunity under each of these programs is 40% of his annual base salary, and the payout or granting of awards under these programs, as applicable, is based on individual performance and the Company’s attainment of specified goals and is capped at 200% of the target opportunity. Mr. Eisman will also receive an annual restricted stock unit award equal in value to 40% of his annual base salary. Mr. Eisman is also eligible for other benefits available to our executives, as further described in our Proxy Statement dated April 1, 2024.

There are no understandings or arrangements between Mr. Eisman and any other person pursuant to which he was selected as an officer and there are no family relationships between Mr. Eisman and any director or executive officer of the Company. There are and have been no transactions since the beginning of the Company’s last fiscal year regarding Mr. Eisman that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Richard J. Westenberg
Name:	Richard J. Westenberg
Title:	Vice President, Chief Financial Officer and Treasurer

February 27, 2025

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